Rosetta Stone Reach, Relevancy and Recurring Revenue BMO Back to School Education Conference September 14, 2017

2 Caution on Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by non-historical statements and often include words such as “outlook,” “potential,” "believes," "expects," "anticipates," "estimates," "intends," "plans," "seeks" or words of similar meaning, or future-looking or conditional verbs, such as "will," "should," "could," "may," "might, " "aims," "intends," or "projects.” These statements may include, but are not limited to, statements relating to: our business strategy; guidance or projections related to revenue, Adjusted EBITDA, bookings, and other measures of future economic performance; the contributions and performance of our businesses including acquired businesses and international operations; projections for future capital expenditures; and other guidance, projections, plans, objectives, and related estimates and assumptions. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances. In addition, forward-looking statements are based on the Company’s current assumptions, expectations and beliefs and are subject to certain risks and uncertainties that could cause actual results to differ materially from our present expectations or projections. Some important factors that could cause actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to: the risk that we are unable to execute our business strategy; declining demand for our language learning solutions; the risk that we are not able to manage and grow our business; the impact of any revisions to our pricing strategy; the risk that we might not succeed in introducing and producing new products and services; the impact of foreign exchange fluctuations; the adequacy of internally generated funds and existing sources of liquidity, such as bank financing, as well as our ability to raise additional funds; the risk that we cannot effectively adapt to and manage complex and numerous technologies; the risk that businesses acquired by us might not perform as expected; and the risk that we are not able to successfully expand internationally. We expressly disclaim any obligation to update or revise any forward- looking statements, whether as a result of new information, future developments or otherwise, except as required by law. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements, risks and uncertainties that are more fully described in the Company's filings with the U.S. Securities and Exchange Commission (SEC), including those described under the section entitled “Risk Factors” in the Company’s most recent quarterly Form 10-Q filings and Annual Report on Form 10-K, as such factors may be updated from time to time. Immaterial rounding differences may be present in this data in order to conform to reported totals. Non-GAAP Financial Measures Today’s presentation and discussion also contain references to non- GAAP financial measures. The full definition, GAAP comparisons, and reconciliation of those measures are available in this presentation or in our press release which is posted on our website at www.rosettastone.com. Our non-GAAP measures may not be comparable to those used by other companies, and we encourage you to review and understand all our financial reporting before making any investment decision.

68% 10% 18% 4% 3 Rosetta Stone 2014 % Total Revenues in 2014 Consumer Lexia Education Enterprise Non-Recurring Consumer Dominated Business … … Doing Too Many Things in Too Many Places §  Four acquisitions in eight months §  15 offices, 8 outside the U.S. §  Product investment spread broadly

4 Singular Objective Build a Profitable and Growing Recurring Revenue Business

5 Step 1: Expenses Reduced 33%1 2014 $MM 1 Amounts are before restructuring and severance related charges of $4.2MM and $5.2MM in 2014 and 2016, respectively Results: §  R&D1 down 23% §  COGS1 down 36% §  S&M1 down 34% §  G&A1 down 30% §  Restructured Consumer §  Sold Korean operations §  Restructured E&E §  Closed/shrank every office but Lexia §  Licensed Japanese marketplace 56 39 171 112 52 34 33 25 G&A S&M COGS R&D 2016

6 Step 2: While Investing in Lexia 930 476 Language and G&A 49% 2014 2016 Lexia Headcount1 536 Language and G&A Headcount1 Lexia 151% 2017 YTD June 1 Full-time headcount. 84 181 211 2014 2016 2017 YTD June Lexia – From 8% to 30% of Full-Time HC in 30 Months

7 Why Invest in Lexia? §  2/3 of U.S. students in grades 4 and 8 are non-proficient readers §  Struggling readers account for 60% of students who drop out or fail to graduate on time Sources: U.S. Department of Education, 2015 National Assessment of Educational Progress and Anne E. Casey Foundation, 2012 “Double Jeopardy: How Third Grade Reading Skills and Poverty Influence High School Graduation”; Lexia actively served 16K schools/school districts at March 31, 2017. Huge TAM Great Need 21K Schools Grades 9-12 70K Schools Grades K-8 100,000 U.S. Public Schools 16K

Notes: 2017 National analysis of 712,000 students using Lexia Reading in a geographically and ethnically representative sample. 8 §  Students reading below grade level declined from 53% to 11% in one school year §  Most 3rd party published studies of any program Start Level 53% 19% 34% End Level 11% 7% 1 Grade Below 2+ Grades Below Why Invest in Lexia? Demonstrated Efficacy

9 2014 2016 23.1 38.4 66% Growth in Sales Land Investment in Direct Sales and Support §  Own the Relationship $MM Lexia Growth Strategy

10 Lexia Growth Strategy $38.4MM Retention1 Above 90% 1 Retention rate is on TMM basis. 89% 95% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Investment in Implementation Services §  Own the Relationship §  Own Success Service

11 Lexia Growth Strategy Unlimited School Licenses ~3,300 2014 2016 Expand ~2,300 ~2,900 August 2017 Moving Classrooms to Schools, Schools to Districts 2015 ~1,300

12 $MM1 3Q15 2Q17 4Q15 1Q16 1Q17 2Q16 4Q16 3Q16 Growing Annualized Recurring Revenue 1See Appendix for definitions and reconciliation of GAAP to non-GAAP Financial Measures. Prior period ARR has been updated to reflect current period presentation. 25 27 29 31 33 35 37 39 41 43 45 3Q '15 4Q '15 1Q '16 2Q '16 3Q '16 4Q '16 1Q '17 2Q '17 39 26 Lexia Growth Strategy

13 Lexia Growth Strategy ~40% of Sales People < 1 Year Sales Rep Tenure1 % of Total % of 2-Years+ 2 Years+ 33% 100% 1 Year – 2 Years 26% 80% Less than 1 Year 22% 33% New 17% NM 1 At July 31, 2017 1 Accelerate - Improve Sales Productivity

14 INSTRUCTION 6-12 K-5 Accelerate (Pre-2016 / 17) Lexia Growth Strategy ASSESSMENT

15 INSTRUCTION Lexia Growth Strategy Accelerate – Portfolio Sale (2016 / 17) 6-12 K-5 ASSESSMENT

16 ASSESSMENT INSTRUCTION 6-12 K-5 Lexia Growth Strategy Adolescent Literacy Program Accelerate – Portfolio Sale (2018 and Beyond)

Lexia Learning Opportunity

- **Significant TAM** – 100K U.S. public schools
- **Great Need** – 2/3 of kids reading below grade level
- **Demonstrated Efficacy** – Significant improvement in reading levels; 90%+ retention and renewal rates
- **Broad Reach** – 16K schools[1], ~3 million kids
- **Productivity Increase** – Increasing sales experience lowers CAC
- **Growing LTV** – Soon-to-be-completed Literacy portfolio
- **Emerging Profitability** – Profit emerges as investments levered

[1]Lexia actively served 16K schools/school districts at March 31, 2017.

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18 Lexia 2020 Revenue COGS S&M R&D Segment Contribution 2016 Expected Growth 2020E $34.1 4.8 21.7 4.1 1.5 $85 to $90 ~$20 ~27% CAGR G&A 2.1 Target ~ 20% FCF1 Contribution Margins With Growth $MM Segment FCF1 $0.5 ~$18 ~91% CAGR ~145% CAGR 1 See Appendix for definitions and reconciliation of GAAP to non-GAAP Financial Measures.

19 English Dominates Language Learning $4.6 Billion Digital Marketplace in 2020 Source: Technavio Insights, custom research August 2016-March 2017 and The British Council. 40% 60% 82% 18% N.A. Outside N.A. English World Languages TAM By Geography (%) TAM By Language (%) 1.5 Billion English Language Learners

20 Investment Focused on English Language Enterprise Catalyst Opens English Consumer Focused on Mobile & Subscription Sales and Partners

21 Initially Traded Revenue for Margin in E&E 62 58 3Q15 2Q17 E&E Contribution Margin % E&E ARR ($MM) 31% 43% 3Q15 2Q17 E&E Restructuring – 1Q16 E&E Restructuring – 1Q16

22 Building a Sustainable Consumer Business… 8% 5% 5% 6% 26% 11% 15% 16% 17% 15% 18% 28% 22% 69% 62% 50% 35% CD Digital Download Long-term Subscription1 Short-Term Subscription2 Type of Unit Sold 2014 2016 2015 2013 2017 YTD June CDs from 79% to 35% ⎯ Soon to Approach 0 1 More than one year subscription term. 2 One year or less subscription term. Mostly Retail 79% 13%

2Q16 2Q17 23 …With a Renewable Portfolio Increased Unit Mix of “Renewable” Sales in 1H 2017 1 Excludes renewal subscription unit sales. 2 North America DTC; CAC includes all Sales and Marketing expenses, both Media and non-Media. LTV-to-CAC Multiple2 1.8x 1.5x 0% 20% 40% 60% 80% 100% 2016 YTD June 2017 YTD June Term >1 Year Term <1 Year CDs & Downloads 57% 82% 17% 17% 1% 26% Overall Unit Sales up 4% Y/Y

24 Focused on English Language Opportunity Sources: U.S. Census; RS Analysis 24MM English proficient 16MM Not yet English proficient 40MM U.S. Spanish Speakers Univision Strategic Partnership Establish Scale in the U.S. Hispanic Segment

§  Significant TAM – Huge and growing English Language Learning need; 1.5 billion English learners worldwide1 §  Iconic Brand – Iconic brand in U.S. with worldwide reach §  Serious Outcomes – Serving genuine needs with expertise §  Recurring Revenue – Approaching 100%-SaaS business; More predictable, sustainable model §  Growth Opportunities – Partnerships (e.g., Univision), Global ESL/EFL (English as a Second or Foreign Language) and K12 ELL (English Language Learning) 25 Rosetta Stone Language Opportunity 1The British Council estimate.

26 Language Businesses 2020 $MM Revenue COGS S&M R&D Segment Contribution 2016 Expected Growth 2020E $160.0 23.9 86.9 18.9 29.8 $150 to $155 ~45 Roughly Flat G&A 0.5 Segment FCF1 $18.0 ~$38 Target ~25% FCF1 Contribution Margin ~11% CAGR ~21% CAGR 1 See Appendix for definitions and reconciliation of GAAP to non-GAAP Financial Measures.

68% 18% 40% 23% 16% 21% 27 Rosetta Stone Today Education Becoming our Largest Segment in a More Balanced Business TODAY: Q2 2017 Revenue Mix K-12: 39% Consumer Lexia Education Enterprise 2014 Revenue Mix K-12: 14%

28 Rosetta Stone Today – 2017 Guidance Amounts in $MM FY16A FY17E GAAP Revenue $194.1 Approx. $182 – $185 GAAP Net Loss $(27.6) Approx. $(13 – 15) Adjusted EBITDA1 $4.4 Approx. $8 - 10 Capital Expenditures $12.5 Approx. $14 Year-End Cash Balance $36.2 Approx. $44 2H Cash Increase +$6.5 Approx. +$17.6 1 See Appendix for definitions and reconciliation of GAAP to non-GAAP Financial Measures.

Restructuring Language and G&A §  Transition to Consumer SaaS-sales creating temporary drag §  Cost base lowered, but not fully levered Reinvesting in Lexia §  Q2 cash R&D 35% of revenue as we invest in growth §  Investing in direct sales force to build future productivity §  Result – Lexia Contribution1 19% vs. Language 25% in Q2 29 Why Not Highly Profitable Yet? Restructuring and Reinvesting Simultaneously 1. Contribution as a percentage of pro forma revenue

30 Rosetta Stone Consolidated 2020 Outlook $MM 2017E2 Expected Growth 2020E Revenue $183.5 ~$235~9% CAGR Targeting 2020 15% Adj. EBITDA and 10+% FCF1 Margins Adj. EBITDA1 $9 ~$35~57% CAGR FCF1 $(5)3 ~$30~$36MM 1 See Appendix for definitions and reconciliation of GAAP to non-GAAP Financial Measures 2 Based on current company 2017 full year or year end guidance. Midpoint where appropriate. 3 Before cash received from SOURCENEXT transaction but after certain restructuring and one-time items.. Year-End Cash $44 ~$56MM ~$100

RST RST today Opportunity 31 Why Does this Matter? Source: 2017 River Cities SaaS Operating Metrics & Valuation Benchmarking Study. Public Markets Recognize the Value of Profitable and Growing Recurring Revenue Businesses

§  Large addressable marketplaces; growing digital share §  Iconic Brand and Expertise in Language and Demonstrated Efficacy in Literacy §  Nearing 100%-SaaS, Recurring Revenue business §  Multiple opportunities for growth §  Growth expected to bring profitability and cash generation 32 Changing Lives through Language and Literacy

Our Mission Change Lives Through Language and Literacy Education Thank You

Appendix

§  Annualized recurring revenue (or “ARR”) is computed using the annualized value of active subscription arrangements at the end of the period. ARR is a performance metric used to assess the health and trajectory of our E&E Language and Literacy segments, which we believe aids investors in understanding our segment results. We present ARR as a statistical measure rather than a non-GAAP financial measure. ARR should be viewed independently of revenue and deferred revenue, as ARR is a performance metric and is not intended to be combined with either of these items. 35 Definitions of Statistical Measures

§  Bookings represent executed sales contracts received by the Company that are either recorded immediately as revenue or as deferred revenue. §  Adjusted EBITDA is GAAP net income/loss plus interest income and expense, other income/expense, income tax benefit/expense, impairment, lease abandonment and termination, depreciation, amortization, stock-based compensation, restructuring, and strategy and cost-reduction related consulting expenses. In addition, Adjusted EBITDA excludes "Other" items related to non-restructuring wind down and severance costs, and transaction and other costs associated with mergers and acquisitions, as well as all adjustments related to recording the non-cash tax valuation allowance for deferred tax assets. Adjusted EBITDA for prior periods has been revised to conform to current definition. §  Free cash flow is cash flow from operating activities minus cash used in purchases of property and equipment. §  Segment contribution is calculated as segment revenue less expenses directly incurred by or allocated to the segment. Direct segment expenses include costs and expenses that are directly incurred by or allocated to the segment and include materials costs, service costs, customer care and coaching costs, sales and marketing expenses, and bad debt expense. In addition to the previously referenced expenses, the Literacy segment includes direct research and development expenses and Combined Language includes shared research and development expenses, costs of revenue, sales and marketing, and general and administrative expenses applicable to the Consumer Language and Enterprise & Education Language segments. §  Segment free cash flow is Adjusted EBITDA plus the change in deferred revenue, less the change in deferred commissions, less capital expenditures. 36 Definitions of Non-GAAP Financial Measures

37 Adjusted EBITDA and Free Cash Flow1 1 See Appendix for definitions and reconciliation of GAAP to non-GAAP Financial Measures. Amounts ($000) Quarterly Quarterly 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 2Q17 GAAP net income (loss) $ (7,507) $ (8,978) $ (5,452) $ (5,613) $ (27,550) $ 454 $ (1,135) Total non-operating (income) expense, net (1,129) (816) (524) 596 (1,873) (209) (312) Income tax (benefit) expense 449 (992) 1,793 1,253 2,503 700 782 Impairment 0 2,902 1,028 0 3,930 0 0 Depreciation and amortization 3,408 3,178 3,226 3,510 13,322 3,075 2,987 Stock-based compensation 421 1,397 1,639 1,449 4,906 147 1,359 Restructuring expenses 2,509 2,512 162 10 5,193 780 205 Lease abandonment and termination 0 30 0 1,614 1,644 0 0 Strategy consulting expense 402 519 458 577 1,956 169 0 Other EBITDA adjustments (117) 304 85 56 328 39 16 Adjusted EBITDA $ (1,564) $ 56 $ 2,415 $ 3,452 $ 4,359 $ 5,155 $ 3,902 Amounts ($000) Quarterly Quarterly 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 2Q17 Net cash provided by/(used in) operating activities $ (2,546) $ (9,879) $ 6,479 $ 7,186 $ 1,240 $ 5,769 $ (10,397) Purchases of property and equipment (2,586) (3,348) (3,694) (2,886) (12,514) (2,313) (3,080) Free Cash Flow $ (5,132) $ (13,227) $ 2,785 $ 4,300 $ (11,274) $ 3,456 $ (13,477)

38 Revenue and Bookings1 1 See Appendix for definitions and reconciliation of GAAP to non-GAAP Financial Measures. Amounts ($000) Quarterly Quarterly 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 2Q17 Revenue Literacy $ 7,577 $ 7,950 $ 8,786 $ 9,810 $ 34,123 $ 10,170 $ 10,370 Enterprise & Education ("E&E") Language Enterprise 11,044 10,479 11,041 10,554 43,118 9,408 9,914 North America K-12 7,287 7,011 7,295 7,372 28,965 7,092 7,346 Total E&E Language 18,331 17,490 18,336 17,926 72,083 16,500 17,260 Consumer 22,094 20,276 21,571 23,942 87,883 21,023 18,275 Total Revenue $ 48,002 $ 45,716 $ 48,693 $ 51,678 $ 194,089 $ 47,693 $ 45,905 Bookings Literacy $ 3,817 $ 9,433 $ 17,923 $ 7,221 $ 38,394 $ 5,300 $ 8,628 Enterprise & Education ("E&E") Language Enterprise 7,906 8,972 12,553 11,071 40,502 6,034 10,203 North America K-12 2,877 9,184 11,643 5,438 29,142 2,890 8,354 Total E&E Language 10,783 18,156 24,196 16,509 69,644 8,924 18,557 Consumer 22,911 18,234 19,203 24,413 84,761 18,495 27,299 Total Bookings $ 37,511 $ 45,823 $ 61,322 $ 48,143 $ 192,799 $ 32,719 $ 54,484

39 Reconciliation of Revenue and Bookings1 1 See Appendix for definitions and reconciliation of GAAP to non-GAAP Financial Measures. Amounts ($000) Quarterly Quarterly 1Q16 2Q16 3Q16 4Q16 FY16 1Q17 2Q17 Reconciliation of Revenue to Bookings Literacy Segment revenue $ 7,577 $ 7,950 $ 8,786 $ 9,810 $ 34,123 $ 10,170 $ 10,370 Segment change in deferred revenue (3,760) 1,483 9,137 (2,589) 4,271 (4,870) (1,742) Bookings $ 3,817 $ 9,433 $ 17,923 $ 7,221 $ 38,394 $ 5,300 $ 8,628 Enterprise & Education ("E&E") Language Segment revenue $ 18,331 $ 17,490 $ 18,336 $ 17,926 $ 72,083 $ 16,500 $ 17,260 Segment change in deferred revenue (7,548) 666 5,860 (1,417) (2,439) (7,576) 1,297 Bookings $ 10,783 $ 18,156 $ 24,196 $ 16,509 $ 69,644 $ 8,924 $ 18,557 Consumer Segment revenue $ 22,094 $ 20,276 $ 21,571 $ 23,942 $ 87,883 $ 21,023 $ 18,275 Segment change in deferred revenue 817 (2,042) (2,368) 471 (3,122) (2,528) 9,024 Bookings $ 22,911 $ 18,234 $ 19,203 $ 24,413 $ 84,761 $ 18,495 $ 27,299 Total revenue $ 48,002 $ 45,716 $ 48,693 $ 51,678 $ 194,089 $ 47,693 $ 45,905 Change in deferred revenue (10,491) 107 12,629 (3,535) (1,290) (14,974) 8,579 Total bookings $ 37,511 $ 45,823 $ 61,322 $ 48,143 $ 192,799 $ 32,719 $ 54,484

Segment Contribution[1]

	Amounts ($000)						
	Quarterly					Quarterly	
	1Q16	2Q16	3Q16	4Q16	FY16	1Q17	2Q17
Revenue:							
Literacy segment	$ 7,577	$ 7,950	$ 8,786	$ 9,810	$ 34,123	$ 10,170	$ 10,370
Enterprise & Education ("E&E") Language segment	18,331	17,490	18,336	17,926	72,083	16,500	17,260
Consumer segment	22,094	20,276	21,571	23,942	87,883	21,023	18,275
Shared services	0	0	0	0	0	0	0
Combined Language	40,425	37,766	39,907	41,868	159,966	37,523	35,535
Total revenue	$ 48,002	$ 45,716	$ 48,693	$ 51,678	$ 194,089	$ 47,693	$ 45,905
Segment contribution:							
Literacy segment	$ 57	$ 439	$ (364)	$ 1,400	$ 1,532	$ 961	$ 1,591
E&E Language segment	6,297	6,903	8,064	7,818	29,082	7,119	7,357
Consumer segment	5,040	3,934	6,233	6,295	21,502	8,357	6,060
Shared services	(5,457)	(4,982)	(4,758)	(5,562)	(20,759)	(4,990)	(4,672)
Combined Language	5,880	5,855	9,539	8,551	29,825	10,486	8,745
Total segment contribution	$ 5,937	$ 6,294	$ 9,175	$ 9,951	$ 31,357	$ 11,447	$ 10,336
Segment contribution margin percentage:							
Literacy segment	1%	6%	-4%	14%	4%	9%	15%
E&E Language segment	34%	39%	44%	44%	40%	43%	43%
Consumer segment	23%	19%	29%	26%	24%	40%	33%

[1] Please see the Appendix for definitions of non-GAAP financial measures. The Literacy segment was previously a component of the "Enterprise & Education" segment and is comprised solely of the Lexia business. Prior periods have been reclassified to reflect our current segment presentation and definition of segment contribution.

Rosetta Stone.

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Rosetta Stone Reach, Relevancy and Recurring Revenue BMO Back to School Education Conference September 14, 2017